                                                                       EX. 99.16

[ GRAPHIC OMITTED ]                                  FREE WRITING PROSPECTUS FOR
                                                           OWNIT, SERIES 2006-1
-------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[708,717,000] (APPROXIMATE)
                                      OWNIT
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                  SERIES 2006-1




               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SPONSOR

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                          OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR


                            LITTON LOAN SERVICING LP
                                    SERVICER




                                JANUARY 10, 2006

-------------------------------------------------------------------------------


RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS

[ GRAPHIC OMITTED ]                                FREE WRITING PROSPECTUS FOR
                                                        OWNIT, SERIES 2006-1
-------------------------------------------------------------------------------

                                IMPORTANT NOTICES


The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

 Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

-------------------------------------------------------------------------------










RECIPIENTS SHOULD READ THE INFORMATION CONTAINED IN THE IMPORTANT NOTICES SECTION FOLLOWING THE COVER PAGE OF THIS FREE WRITING PROSPECTUS
                                                                              2

                                                              Total                                            Group 2
           CUSIP OR ISIN
              BBERG ID
             DEAL NAME
            ISSUER NAME
            PARENT NAME
       ORIGINAL CLASS BALANCE
       CURRENT CLASS BALANCE
           PORTFOLIO NAME
               SECTOR
            SETTLE DATE
         COLLATERAL BALANCE                               $725,406,950                                      $434,974,214
        ORIGINAL # OF LOANS                                   3,178                                             1,434
         AVG. LOAN BALANCE                                  $228,259                                          $303,329
            INITIAL WAC                                       6.61%                                             6.49%
            INITIAL WAM                                         2                                                 2
              REM. WAM                                         357                                               357
              MOODY'S
                S&P
               FITCH
              MOODY'S
                S&P
               FITCH
              WA FICO                                          668                                               678
               < 500                                          0.00%                                             0.00%
               < 550                                          0.79%                                             0.48%
                <575                                          3.70%                                             1.45%
               < 600                                          8.18%                                             5.02%
               > 650                                         37.68%                                            28.63%
               > 700                                         73.89%                                            66.93%
               WA DTI                                        43.76%                                            44.08%
               > 40%                                         73.95%                                            76.38%
               > 45%                                         56.26%                                            59.18%
               WA LTV                                        78.25%                                            78.92%
                > 80                                          9.42%                                             5.18%
                > 90                                          3.65%                                             2.37%
                % IO                                         74.01%                                            82.26%
              IO FICO                                          673                                               681
         IO WITH FICO <575                                   44.16%                                            55.34%
              IO TERM                                          62                                                61
             IO TERM %                                         ???
               IO LTV                                        78.35%                                            78.65%
           % 15 YR FIXED                                      0.13%                                             0.00%
            %30 YR FIXED                                     10.17%                                             5.57%
             % BALLOONS                                       3.83%                                             3.66%
               40 YR                                          0.00%                                             0.00%
            2/28 HYBRIDS                                     71.05%                                            78.49%
            3/27 HYBRIDS                                     11.46%                                             9.48%
            5/25 HYBRIDS                                      4.59%                                             4.08%
          <= 1/29 HYBRIDS                                     0.00%                                             0.00%
             % 2ND LIEN                                       1.71%                                             1.54%
           % SILENT 2NDS                                     74.46%                                            86.83%
                MTA?                                           NA                                                NA
             MTA LIMIT                                         NA                                                NA
               NEGAM?                                          NA                                                NA
             MI COMPANY                                       No MI                                             No MI
           MI COVERAGE %                                       0%                                                0%
           SINGLE FAMILY                                     74.40%                                            73.30%
             2-4 FAMILY                                       1.81%                                             2.11%


               CONDO                                          6.75%                                             7.33%
               CO-OP                                          0.00%                                             0.00%
                PUD                                          17.04%                                            17.27%
                 MH                                           0.00%                                             0.00%
               OWNER                                         97.78%                                            99.45%
            SECOND HOME                                       0.46%                                             0.17%
              INVESTOR                                        1.76%                                             0.38%
                REFI                                          2.82%                                             1.12%
              CASH OUT                                       24.58%                                             7.71%
              PURCHASE                                       72.60%                                            91.16%
              FULL DOC                                       81.09%                                            75.52%
            REDUCED DOC                                       3.49%                                             4.45%
               NO DOC                                        15.42%                                            20.02%
              STATE 1                                          CA                                                CA
             % STATE 1                                       59.03%                                            75.84%
              STATE 2                                          CO                                                WA
             % STATE 2                                        7.10%                                             4.32%
              STATE 3                                          WA                                                FL
             % STATE 3                                        5.83%                                             4.08%
              STATE 4                                          FL                                                CO
             % STATE 4                                        4.41%                                             2.69%
               SUB %
            INITIAL OC %
    TARGET OC % BEFORE STEPDOWN
     TARGET OC % AFTER STEPDOWN
             OTHER CE%
             TOTAL CE %
      INITIAL EXCESS INTEREST
            ORIGNATORS 1                                      OWNIT                                             OWNIT
           % ORIGNATORS 1                                    100.00%                                           100.00%
            ORIGNATORS 2
           % ORIGNATORS 2
            ORIGNATORS 3
           % ORIGNATORS 3
           ISSUER CONTACT
           ISSUER NUMBER
            SERVICERS 1                                      Litton                                            Litton
           % SERVICERS 1                                     100.00%                                           100.00%
            SERVICERS 2
           % SERVICERS 2
            SERVICERS 3
           % SERVICERS 3
          SERVICER CONTACT
          SERVICER NUMBER
          MASTER SERVICER
              TRUSTEE
          TRUSTEE CONTACT
           TRUSTEE NUMBER
        CREDIT RISK MANAGER
            UNDERWRITER
            DERIVATIVES
          CREDIT COMMENTS

               NEGAM
            MAXIM OWNED
            INTEX STRESS
             TERM SHEET
            HARD PROSSUP
           ELECT. PROSSUP